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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 11, 2002

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                        CHESAPEAKE FINANCIAL SHARES, INC.
             (Exact name of registrant as specified in its charter)



              Virginia                    0-18543             54-1210845
   (State or other jurisdiction of      (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)       Identification No.)

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                  97 N. Main Street, Kilmarnock, Virginia 22482
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (804) 435-1181

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Item 5.  Other Events and Regulation FD Disclosure.

         On December 11, 2002, Chesapeake Financial Shares, Inc. priced an aggregate principal amount of $10 million of its Capital Trust Pass-Through Securities ("TruPS(R)") to be sold in a private placement. Chesapeake anticipates that the transaction will close on or about December 19, 2002. The TruPS mature on January 7, 2033 and pay distributions calculated on floating rate. The issuance has been effected as part of a pooled trust preferred securities transaction arranged by Salomon Smith Barney Inc. ("SSB") and will not be registered under the Securities Act of 1933 in reliance on one or more exemptions from the registration requirements of the Securities Act. Chesapeake anticipates that a portion or all of the TruPS issued qualify for Tier 1 capital treatment for bank regulatory purposes.

         Chesapeake's board determined that a financing of this nature was in its best interests since it enabled it (i) to secure adequate capital in order for Chesapeake Bank to maintain its "well capitalized" rating and support its continued growth at a relatively low cost of funds, and (ii) to finance the cash amount to be paid to shareholders and to cover related expenses in its previously announced going private transaction.

         Details of the going-private transaction may be found in Chesapeake's preliminary proxy statement, as filed with the Securities and Exchange Commission under Amendment No. 1 to the Schedule 13E-3 and 14A on December 4, 2002. The Private Placement Engagement Letter Agreement dated November 12, 2002, between SSB and Chesapeake providing for SSB to serve as exclusive placement agent of the TruPS has been filed as an exhibit to the amended Schedule 13E-3 described above and is hereby incorporated by reference. Chesapeake plans to mail to each shareholder a proxy statement about the proposed transaction, and shareholders are advised to read the proxy statement carefully when it becomes available because it will contain important information about the transaction, the persons soliciting proxies, and their interests in the transaction and related matters. Shareholders may obtain free copies of the proxy statement (when available) and other documents filed by Chesapeake at the SEC's website. Free copies of the proxy statement will also be available from the company by directing requests to the attention of Douglas D. Monroe, Jr., Chairman, 97 North Main Street, P. O. Box 1419, Kilmarnock, Virginia 22482.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CHESAPEAKE FINANCIAL SHARES, INC.

                                 By:      /s/  John H. Hunt, II
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                                          John H. Hunt, II
                                          Chief Financial Officer



December 12, 2002